                                                                   EXHIBIT 10.26

                                     CONSENT

         THIS CONSENT (the "Consent") is entered into by and between AVONDALE MILLS, INC. ("Mills"), an Alabama corporation, and THE B.F. GOODRICH COMPANY ("BFG"), a New York corporation.

                                    RECITALS

         A. BFG and Mills are parties to that certain Supply Agreement made and entered into March 31, 1996 (the "Supply Agreement"), pursuant to which BFG (as successor by merger to C.H. Patrick & Co., Inc. ) has agreed to sell to Mills and Mills has agreed to purchase from BFG certain textile dyes and chemicals.

         B. On November 28, 2000, BFG and PMD Group Inc. ("PMD") entered into an Agreement for the Sale and Purchase of Assets (the "Asset Purchase Agreement"), pursuant to which BFG will be selling substantially all of the assets of its Performance Materials business segment (with the exception of its Textile Dyes Business) to PMD (the "PMD Transaction").

         C. BFG has announced its intention to sell to CHP Acquisition Group ("CHP") the Textile Dyes Business of its Performance Materials Business segment (the "CHP Acquisition").

         D. In connection with the consummation of the PMD Transaction, BFG desires the consent of Mills to the assignment to PMD of the Supply Agreement, to the extent such Supply Agreement relates to the purchase and supply of chemicals (excluding dyes and dyes auxiliaries).

         E. In connection with the consummation of the CHP Acquisition, BFG desires the consent of Mills to the assignment to CHP of the Supply Agreement to the extent such Supply Agreement relates to the purchase and supply of dyes and dyes auxiliaries.

         F. Mills consents to the assignments upon the terms and conditions set forth in this Consent.

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

         1. Mills hereby consents to the assignment of the Supply Agreement to PMD simultaneously with the closing of the PMD Transaction to the extent such Supply Agreement relates to the purchase and supply of chemicals (excluding dyes and dyes auxiliaries).

         2. Mills hereby consents to the assignment of the Supply Agreement to CHP simultaneously with the closing of the CHP Acquisition to the extent such Supply Agreement relates to the purchase and supply of dyes and dyes auxiliaries.

         3. Simultaneously with the closing of the PMD Transaction, PMD will assume all the obligations and covenants of "Seller" under the Supply Agreement to the extent such Supply Agreement relates to the purchase and supply of chemicals (excluding dyes and dyes auxiliaries)(as assigned, the "PMD Supply Agreement"). Simultaneously with the closing of the CHP Acquisition, CHP will assume all of the obligations of the Supply Agreement, to the extent such Supply Agreement relates to the purchase and supply of dyes and dyes auxiliaries (as amended and assigned by that certain Amendment and Partial Assignment of Supply Agreement, the "CHP Supply Agreement"). Such assumption by PMD shall be made in the form of a written assumption agreement executed by the duly authorized officer of PMD in form and substance reasonably satisfactory to Mills. Such assumption by CHP is evidenced by the Amendment and Partial Assignment of Supply Agreement between CHP and Mills of even date herewith.

         4. Notwithstanding anything to the contrary contained in this Consent, the consents and agreements of Mills herein described shall be effective only upon BFG's payment to Mills of an amount as agreed to between the parties under separate cover (the "Consideration"). Mills agrees to provide written notification of receipt of the Consideration immediately upon receipt. This Consent shall be null and void if the Consideration is not received by Mills on or prior to February 22, 2001.

         5. Mills and BFG hereby acknowledge that PMD and CHP are intended beneficiaries of this consent.

         IN WITNESS WHEREOF, Mills has caused this Consent to be executed by its duly authorized officers as of the date and year first written above.

                                       AVONDALE MILLS, INC.



                                       By:
                                          -------------------------------------

                                       Name:
                                            -----------------------------------

                                       Title:
                                             ----------------------------------

ACCEPTANCE:

THE B.F. GOODRICH COMPANY hereby accepts the consent on the terms set forth above as of the _______day of February, 2001.

                                       THE B.F. GOODRICH COMPANY



                                       By:
                                          -------------------------------------

                                       Name:
                                            -----------------------------------

                                       Title:
                                             ----------------------------------

                                 FIRST AMENDMENT

         This First Amendment to that certain Consent made and entered into February 21, 2001 by and between AVONDALE MILLS, INC. ("Mills"), an Alabama corporation and THE B.F. GOODRICH COMPANY ("BFG"), a New York corporation is made and entered into as of the 22nd day of February, 2001.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BFG and Mills agree to amend the Consent as follows:

         - Paragraph three shall be amended so that the following new sentence is added at the end of the current paragraph:

                  "From and after the date hereof, the CHP Supply Agreement and the PMD Supply Agreement shall be deemed separate contractual relationships and a default under one shall not constitute a default under the other."

         In all other respects, the Consent remains in full force and effect and unmodified.

                                       THE B.F. GOODRICH COMPANY



                                       By:
                                          -------------------------------------

                                       Name:
                                            -----------------------------------

                                       Title:
                                             ----------------------------------

                                       AVONDALE MILLS, INC.



                                       By:
                                          -------------------------------------

                                       Name:
                                            -----------------------------------

                                       Title:
                                             ----------------------------------

                      PARTIAL ASSIGNMENT AND ASSUMPTION OF
                                SUPPLY AGREEMENT

         THIS AMENDMENT AND PARTIAL ASSIGNMENT OF SUPPLY AGREEMENT ("Agreement") is entered into as of February ____, 2001, by and among PMD GROUP INC., a Delaware corporation (the "Purchaser"), THE B.F. GOODRICH COMPANY, a New York corporation (the "Seller"), and AVONDALE MILLS, INC., an Alabama corporation ("Mills").

                                    RECITALS:

         A. Seller and Mills are parties to that certain Supply Agreement made and entered into March 31, 1996 (the "Supply Agreement"), pursuant to which Seller (as successor by merger to C.H. Patrick & Co., Inc.) has agreed to sell to Mills and Mills has agreed to purchase from BFG certain textile dyes and chemicals.

         B. Seller and Purchaser have entered into that certain Agreement for Sale and Purchase of Assets dated November 28, 2000 (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, Seller desires to deliver to Purchaser at Closing a partial assignment of the Supply Agreement.

         C. The parties desire to enter into this Agreement to accomplish the partial assignment and assumption of the Supply Agreement.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Assignment of Supply Agreement. Seller hereby sells, transfers, grants, assigns, delivers and conveys to Purchaser, its successors and permitted assigns the Supply Agreement, to the extent such Supply Agreement relates to the purchase and supply of chemicals (excluding dyes and dyes auxiliaries).

         TO HAVE AND TO HOLD such Supply Agreement unto Purchaser and its successors and permitted assigns for its and their own use.

         2. Assumption of Certain Obligations. In consideration of the partial transfer of title to the Supply Agreement from Seller to Purchaser, Purchaser hereby assumes all obligations of ""Seller""under the Supply Agreement, to the extent such obligations relate to the purchase and supply of chemicals (excluding dyes and dyes auxiliaries), and agrees to satisfy or perform such obligations in accordance with their respective terms.

         3. Further Assurances. From time to time following delivery of this Agreement,

Seller or Purchaser (upon reasonable request of the other) shall do such further acts as may be reasonably necessary or appropriate to carry out the transactions contemplated by this Agreement, including, without limitation, obtaining consents from any third party. Notwithstanding the foregoing, from and after the delivery of this Agreement, upon reasonable request of Purchaser, Seller shall do, execute, acknowledge and deliver, and shall cause its affiliates to do, execute, acknowledge and deliver, all such further acts, assurances, deeds, assignments, transfers, conveyances, powers of attorney and other instruments and papers as may be reasonably required to sell, assign, transfer, convey and deliver to and vest in Purchaser ownership of the Supply Agreement.

         4. Tolling Agreements. Notwithstanding any prior course of conduct between the Seller and Mills, PMD recognizes that the Supply Agreement does not permit PMD or any successor or permitted assign either to supply chemicals under the Supply Agreement pursuant to "tolling agreements" or similar arrangements in which PMD does not either manufacture the relevant product or to take delivery of the product from a third party at PMD's place of business and perform some other value-added service prior to delivery to Mills, except to the extent such arrangements are already in place and are necessary to permit PMD to satisfy its obligations under any "Purchase Order" (as defined in the Supply Agreement) that has been submitted by Mills and accepted by the Seller prior to the date hereof (the "Existing Arrangements"). PMD recognizes that any tolling arrangement or similar arrangements relating to new business or amendments or renewals of Existing Arrangements (including purchase orders that are periodically repeated) will be subject to the prior written consent of Mills.

         5. Asset Purchase Agreement. As between Seller and Purchaser, this Agreement is expressly made pursuant to, and subject to the limitations contained in, the Asset Purchase Agreement. Nothing herein is intended to modify, limit or otherwise affect the representations, warranties, covenants and agreements contained in the Asset Purchase Agreement, and such representations, warranties, covenants and agreements shall remain in full force and effect in accordance with the terms of the Asset Purchase Agreement. As between Purchaser and Seller, in the event of a conflict between the terms of this Agreement and the terms of the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall govern, supersede and prevail.

         6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

         7. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

         8. Binding Effect; Governing Law. This Agreement is executed by, and shall be binding upon the parties and their respective successors and assigns, for the uses and purposes set forth above, effective as of the date set forth above.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

                                       PMD GROUP, INC.



                                       By:
                                          -------------------------------------
                                       Name:   Brian Hoesterey
                                       Title:  Vice President

                                       THE B.F. GOODRICH COMPANY



                                       By:
                                          -------------------------------------
                                       Name:   Scott E. Kuechle
                                       Title:  Vice President

                                       AVONDALE MILLS, INC.



                                       By:
                                          -------------------------------------
                                       Name:   Jack R. Altherr, Jr.
                                       Title:  Vice Chairman

                       AMENDMENT AND PARTIAL ASSIGNMENT OF
                                SUPPLY AGREEMENT

         THIS AMENDMENT AND PARTIAL ASSIGNMENT OF SUPPLY AGREEMENT ("Agreement") is entered into as of February ____, 2001, by and among CHP ACQUISITION GROUP, INC., a North Carolina corporation ("CHP" or the "Purchaser"), THE B.F. GOODRICH COMPANY, a New York corporation ("BFG" or the "Seller") and AVONDALE MILLS, INC., an Alabama corporation ("Mills").

                                    RECITALS:

         A. Seller and Mills are parties to that certain Supply Agreement made and entered into March 31, 1996 (the "Supply Agreement"), pursuant to which Seller (as successor by merger to C. H. Patrick and Co., Inc.) has agreed to sell to Mills and Mills has agreed to purchase from BFG certain textile dyes and chemicals.

         B. Seller and Purchaser have entered into that certain Asset Purchase Agreement dated as of February ___, 2001 (the "Purchase Agreement"). Pursuant to the Purchase Agreement, Seller desires to deliver to Purchaser at Closing a partial assignment of the Supply Agreement.

         C. The parties desire to enter into this Agreement to accomplish the partial assignment and assumption of the Supply Agreement and amend the Supply Agreement as provided herein.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Assignment of Supply Agreement. Seller hereby sells, transfers, grants, assigns, delivers and conveys to Purchaser, its successors and permitted assigns the Supply Agreement, to the extent such Supply Agreement relates to the purchase and supply of dyes and dyes auxiliaries.

         TO HAVE AND TO HOLD such Supply Agreement unto Purchaser and its successors and permitted assigns for its and their own use.

         2. Assumption of Certain Obligations. In consideration of the partial transfer of title to the Supply Agreement from Seller to Purchaser, Purchaser hereby assumes all obligations of "Seller" under the Supply Agreement, to the extent such obligations relate to the purchase and supply of dyes and dyes auxiliaries, and agrees to satisfy or perform such obligations in accordance with their respective terms.

         3. Further Assurances. From time to time following delivery of this Agreement, Seller and Purchaser shall execute and deliver, or cause to be executed and delivered, at Seller's and Purchaser's own expense, respectively, to each other such other instruments and documents as may be reasonably requested or as may be otherwise reasonably necessary to consummate the transactions contemplated by the Purchase Agreement. Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any license, certificate, approval, authorization, agreement, contract, lease, easement or other commitment included in the Assets if an attempted assignment thereof without the consent of a third party thereto or Governmental Authority would constitute a breach thereof or a violation of applicable law. If any such consent shall not be obtained or if any attempted assignment would be ineffective, Seller shall cooperate to the extent permitted by law with Purchaser in any other reasonable arrangement designed to provide to Purchaser the benefits of any such license, certificate, approval, authorization, agreement, contract, lease, easement or other commitment.

         4. Tolling Agreement. Notwithstanding any prior course of conduct between the Seller and Mills, CHP recognizes that the Supply Agreement does not permit CHP or any successor or permitted assign either to supply dyes or dyes auxiliaries, respectively, under the Supply Agreement pursuant to "tolling agreements" or similar arrangements in which CHP does not either manufacture the relevant product or to take delivery of the product from a third party at CHP's place of business and perform some other value-added service prior to delivery to Mills, except to the extent such arrangements are already in place and are necessary to permit CHP to satisfy its obligations under any "Purchase Order" (as defined in the Supply Agreement) that has been submitted by Mills and accepted by the Seller prior to the date hereof (the "Existing Arrangements"). CHP recognizes that any tolling arrangement or similar arrangements relating to new business or amendments or renewals of Existing Arrangements (including purchase orders that are periodically repeated) will be subject to the prior written consent of Mills.

         5. Amendment to the Supply Agreement. The fourth sentence of Article2.1(c) of the Supply Agreement shall be amended to add the following at the beginning of that sentence: "Except as provided in the next sentence,". The following sentence is added immediately after the fourth sentence: "If the Seller delivers a Last Bid to Buyer on or after January 1, 2002, Buyer will purchase from Seller (at Seller's election as specified in the Last Bid) not less than 30% and not more than 40% of any or all of the Products that were the subject of the Last Bid during the term specified in the Bid Package. Except as provided herein, all of the other terms and conditions of the Supply Agreement are unchanged and remain in full force and effect.

         6. Binding Effect. This Agreement is executed by, and shall be binding upon, the parties hereto and their respective successors and assigns, for the uses and purposes set forth above, effective as of the date set forth above.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

                                       CHP ACQUISITION GROUP, INC.



                                       By:
                                          -------------------------------------
                                       Name:   Thomas J. Rearden
                                       Title:  Vice President

                                       THE B.F. GOODRICH COMPANY



                                       By:
                                          -------------------------------------
                                       Name:   Scott E. Kuechle
                                       Title:  President

                                       AVONDALE MILLS, INC.



                                       By:
                                          -------------------------------------
                                       Name:   Jack R. Altherr, Jr.
                                       Title:  Vice Chairman

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

                                       CHP ACQUISITION GROUP, INC.



                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:

                                       THE B. F. GOODRICH COMPANY



                                       By:
                                          -------------------------------------
                                       Name:   Scott E. Kuechle
                                       Title:  Vice President

                                       AVONDALE MILLS, INC.



                                       By:
                                          -------------------------------------
                                       Name:   Jack R. Altherr, Jr.
                                       Title:  Vice Chairman